UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2011

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4001 Miranda Avenue
Palo Alto, California 94304
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 -8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 7, 2011, Affymax, Inc. and Takeda Pharmaceutical Company Limited announced that the U.S. Food and Drug Administration Oncologic Drugs Advisory Committee voted in favor the benefit/risk profile for peginesatide for use in the treatment of dialysis patients with anemia due to chronic kidney disease.  A press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 7, 2011, entitled “FDA Advisory Committee Voted in Favor of Benefit/Risk Profile for Peginesatide for Treatment of Anemia in Chronic Kidney Disease Patients on Dialysis.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC .

Dated: December 8, 2011	By:	/S/ GRACE U. SHIN

Grace U. Shin

General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 7, 2011, entitled “FDA Advisory Committee Voted in Favor of Benefit/Risk Profile for Peginesatide for Treatment of Anemia in Chronic Kidney Disease Patients on Dialysis.”